INCOME TAXES	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of income tax expense are as follows:

(in thousands of $)	2019	2018	2017
Current tax expense	14,342	15,737	9,825
Deferred tax expense	3,620	1,728	7,171
Total income tax expense	17,962	17,465	16,996

The income taxes for the years ended December 31, 2019, 2018 and 2017 differed from the amounts computed by applying the Marshall Islands statutory income tax rate of 0% for all years as follows:

(In thousands of $)	2019	2018	2017
Effect of taxable income in various countries	18,023	16,342	16,311
Effect of change on uncertain tax positions	(61)	1,329	685
Effect of recognition of deferred tax asset and liabilities	—	(206)	—
Total tax expense	17,962	17,465	16,996

Pursuant to the Internal Revenue Code of the United States (the “Code”), U.S. source income from the international operations of vessels is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must either satisfy certain public trading requirements or be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. We believe that we satisfied these requirements and therefore by virtue of the above provisions, we were not subject to tax on our U.S. source income.

Jurisdictions open to examination

The earliest tax years that remain subject to examination by the major taxable jurisdictions in which we operate are UK (2018), Brazil (2014), Indonesia (2017), Kuwait (2019), Jordan (2015) and Barbados (2017). Interest and penalties charged to “Income taxes” in our statement of operations amounted to $0.2 million $0.1 million and $0.6 million for the years ended December 31, 2019, 2018 and 2017 respectively.

Deferred taxes

Deferred income taxes reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes.

(in thousands of $)	2019	2018
At January 1
Deferred tax assets	103	250
Deferred tax liabilities (see note 23)	(7,126)	(5,545)
	(7,023)	(5,295)
Recognized in the year
Adjustment in respect of prior year	(1,537)	331
Utilization of tax losses	—	(271)
Recognition of deferred tax liability on fixed asset temporary differences	(2,083)	(1,788)
	(3,620)	(1,728)
At December 31
Deferred tax assets	—	103
Deferred tax liabilities (see note 23)	(10,643)	(7,126)
	(10,643)	(7,023)

There is no deferred tax asset as of December 31, 2019. The total deferred tax asset as of December 31, 2018 is related to the tax depreciation in excess of the accounting depreciation in respect of branch operations in Barbados.

The total deferred tax liability as of December 31, 2019 and 2018, related to the tax basis for the Golar Eskimo being lower than the accounting net book value.

There are no potential deferred tax liabilities arising on undistributed earnings within the Partnership. This is because either: (i) no tax would arise on distribution, or (ii) in the case of PTGI, the Partnership intends to utilize surplus earnings to reduce borrowings or reinvest its earnings, as opposed to making any distribution.